                                                                    Exhibit 99.1

EXECUTION COPY

                                 AMENDMENT NO. 3

      AMENDMENT NO. 3 (this "AMENDMENT"), dated as of June 20, 2007, among
EMPIRE RESORTS, INC., a Delaware corporation ("BORROWER"), the GUARANTORS listed on the signature page hereof, the lenders listed on the signature page hereof
(each a "BANK" and collectively, the "BANKS") and BANK OF SCOTLAND, as agent for the Banks (in such capacity, the "AGENT").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Guarantors, the Agent and the Banks are parties to that certain Loan Agreement dated as of January 11, 2005, as amended by
Amendment No. 1 dated as of June 13, 2005 and by Amendment No. 2 dated as of
November 30, 2005 (as so amended, the "AGREEMENT"); and

      WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

      NOW, THEREFORE, it is agreed:

      1. DEFINITIONS. Unless otherwise defined, capitalized terms used herein and defined in the Agreement are used herein as therein defined. All references to Sections in this Amendment shall be deemed to be references to Sections in the Agreement unless otherwise provided.

      2. EFFECT OF AMENDMENT. On and after the Amendment Effective Date (as hereinafter defined) all references to the "Agreement" or "Loan Agreement" in the Agreement (including all Exhibits thereto), the Notes and the other Loan
Documents, and all other instruments and documents executed in connection therewith, shall be a reference to the Agreement as amended by prior amendments and by this Amendment.

      3. DESCRIPTION OF CHANGES IN TERMS. (a) Section 2.2(a) of the Agreement is
amended by deleting clause (D) of the second sentence thereof.

(b) Section 2.2(a) of the Agreement is further amended by deleting the last sentence thereof.

(c) Section 2.4(c) of the Agreement is amended by deleting the first proviso thereof.

(d) Section 2.4(e) of the Agreement is amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

                  If, by the date which is six months prior to the Maturity
                  Date, the Consolidated Debt Service Coverage Ratio as of end
                  of the preceding fiscal quarter with respect to Monticello
                  Raceway Management shall not be greater than 1.5 to 1, then such amount of the unpaid principal amount of the Loans which, if repaid, would cause the Consolidated Debt Service Coverage
                  Ratio with respect to Monticello Raceway Management to be
                  greater than 1.5 to 1 shall be immediately due and payable on the date which is six months prior to the Maturity Date,
                  PROVIDED that if the Consolidated Debt Service Coverage Ratio with respect to Monticello Raceway Management would be less than 1.5 to 1 even if the entire unpaid principal amount of all the Loans were repaid, then the entire unpaid principal amount of all the Loans and of all of the other unpaid
                  Obligations shall become and be absolutely and unconditionally due and payable in full on the date which is six months prior to the Maturity Date.

(e) Section 3.1 of the Agreement is amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

                  3.1 RATE OF INTEREST. The Borrower agrees to pay interest on the unpaid principal amount of each Loan from time to time outstanding from the date the proceeds thereof are made
                  available to the Borrower until maturity (whether by
                  acceleration or otherwise) at a rate per annum equal to (i)
                  with respect to Eurodollar Loans, the sum of the Applicable
                  Margin and LIBOR for the Interest Period then in effect, and
                  (ii) with respect to Base Rate Loans, the sum of the
                  Applicable Margin and the Base Rate, such rate to change as and when the Base Rate shall change.

(f) Section 4.1 of the Agreement is amended by deleting the reference to "2%" in such Section and substituting, in lieu thereof, "1%".

(g) Section 4.2 of the Agreement is amended by deleting such Section in its entirety.

(h) Section 6A.3 of the Agreement is amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

                  6A.3 NON-INTEREST ADVANCES. After giving effect to the making of such Loan, the aggregate outstanding principal amount of
                  Loans shall not exceed $10,000,000.

(i) Section 9 of the Agreement is amended by (i) adding "or" after Section 9.12 and (ii) adding the following as Section 9.13 after Section 9.12:

                  9.13 LIQUIDITY. The Borrower and its subsidiaries, determined on a consolidated basis in accordance with GAAP, shall have less than $5,000,000 of Liquidity on any date.

(j) Section 10.7(b) of the Agreement is amended by deleting the second and third sentences thereof.

(k) Section 8.12 of the Agreement is amended by deleting the table set forth therein and substituting, in lieu thereof, the following:

                  FISCAL YEAR       AMOUNT

                  2005             $350,000
                  2006             $350,000

                                      -2-

                  2007             $350,000
                  2008             $350,000
                  2009             $350,000

(l) Section 8.16 of the Agreement is amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

            The Borrower and Monticello Raceway Management shall not permit the
            Monticello Raceway Debt Service Coverage Ratio to be less than 1.50 to 1 as of the end of any fiscal quarter.

(m) The definition of "Maturity Date" in Annex I to the Agreement is amended by deleting such definition in its entirety and substituting, in lieu thereof, the following:

            "MATURITY DATE" shall mean January 7, 2009 or such earlier termination date as the Loan Commitments shall terminate as provided in the Agreement.

(n) Annex I to the Agreement is amended by deleting the definitions of "Interest
Advance" and "LOC Cash Collateral Advance" in their entireties.

(o) Annex I to the Agreement is amended by adding the following definitions in the appropriate alphabetical order:

            "APPLICABLE MARGIN" shall mean (A) with respect to Eurodollar Loans,
            (i) until the earlier of July 31, 2008 and an Approved Trigger
            Event, 3.50% per annum, (ii) after an Approved Trigger Event, 3.00%
            per annum and (iii) after July 31, 2008 if no Approved Trigger Event has occurred, 4.00% per annum and (B) with respect to Base Rate
            Loans, (i) until the earlier of July 31, 2008 and an Approved
            Trigger Event, 1.50% per annum, (ii) after an Approved Trigger
            Event, 1.00% per annum and (iii) after July 31, 2008 if no Approved
            Trigger Event has occurred, 2.00% per annum.

            "APPROVED TRIGGER EVENT" shall mean receipt by the Borrower of final government and regulatory approvals of the transfer of land held under the mortgage to the Federal Government in trust for an Indian
            Tribe for the purpose of developing a North American Class III gaming project.

            "LIQUIDITY" means, with respect to any date, (A) unrestricted cash on such date and (B) amounts available to be drawn under the credit facilities of the Borrower and its consolidated subsidiaries, including amounts available to be drawn hereunder, so long as the
            Borrower and its consolidated subsidiaries can satisfy all conditions precedent to borrowing such amounts under such
            facilities.

            "MONTICELLO RACEWAY DEBT SERVICE" shall mean, as of any date, the sum of (a) the scheduled payments of principal due on Indebtedness for Borrowed Money of Monticello Raceway Management and its
            consolidated Subsidiaries during the twelve months after such date and (b) the amount of interest expense, both expensed and
            capitalized, of Monticello Raceway Management and its consolidated

                                      -3-

            Subsidiaries, determined in accordance with GAAP, during the Four
            Quarter Period ending on such date on the aggregate principal amount of the Indebtedness for Borrowed Money of Monticello Raceway
            Management and its consolidated Subsidiaries.

             "MONTICELLO RACEWAY DEBT SERVICE COVERAGE RATIO" shall mean, as of the last day of any fiscal quarter, the ratio of (x) Consolidated
            EBITDA of Monticello Raceway Management during the Four Quarter
            Period ending on such date to (y) Monticello Raceway Debt Service as of such date.

      5. LIMITED NATURE OF AMENDMENTS AND WAIVERS. The foregoing amendments and waivers are limited as provided herein and do not extend to any other provisions of the Agreement not specified herein nor to any other matter. Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

      6. EFFECTIVENESS. This Amendment shall become effective as of June 20,
2007 (the "Amendment Effective Date") upon the due execution and delivery of this Amendment by each of the parties hereto.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS
EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW
DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER
JURISDICTION.

      8. JURISDICTION. EACH OF THE GUARANTORS AND THE BORROWER HEREBY AGREES
THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT
MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF
AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY BANK MAY ELECT
and, by execution and delivery hereof, accepts and consents for itself and in respect to its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts.

      9. HEADINGS. The descriptive headings of the various provisions of this
Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.
Telecopied signatures shall be of the same force and effect as an original of a manually signed copy.

      11. REPRESENTATIONS. By the signature of its authorized officer below, each of the Guarantors and the Borrower represents and warrants that as of the
Amendment Effective Date and the date of this Agreement, (i) all representations and warranties of such Guarantor or the Borrower, as the case may be, contained in the Agreement or in the other Loan Documents or otherwise made by such
Guarantor or the Borrower in connection with any of the foregoing are true and

                                       -4-

correct in all material respects as though made on and as of such date, (ii) it has no defenses against the obligations to pay any amounts under the Agreement and the other Loan Documents, and (iii) no Default has occurred and is continuing.

                  [Remainder of Page Intentionally Left Blank.]

                                      -5-

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective duly authorized officers.

                                         BANK OF SCOTLAND
                                         individually and as Agent

                                         By: /s/ Karen Weich
                                             ----------------------------------
                                             Name:  Karen Weich
                                             Title: Vice President

                                         EMPIRE RESORTS, INC.

                                         By: /s/ David P. Hanlon
                                             ----------------------------------
                                             Name:
                                             Title:

                                         ALPHA MONTICELLO, INC.

                                         By: /s/ David P. Hanlon
                                             ----------------------------------
                                             Name:
                                             Title:

                                         ALPHA CASINO MANAGEMENT INC.

                                         By: /s/ David P. Hanlon
                                             ----------------------------------
                                             Name:
                                             Title:

                                         MOHAWK MANAGEMENT, LLC

                                         By: /s/ David P. Hanlon
                                             ----------------------------------
                                             Name:
                                             Title:

                                         MONTICELLO CASINO
                                           MANAGEMENT, LLC

                                         By: /s/ David P. Hanlon
                                             ----------------------------------
                                             Name:
                                             Title:

                                      -6-

                                         MONTICELLO RACEWAY DEVELOPMENT
                                         COMPANY, LLC

                                         By: /s/ David P. Hanlon
                                             ----------------------------------
                                             Name:
                                             Title:

                                         MONTICELLO RACEWAY MANAGEMENT, INC.

                                         By: /s/ David P. Hanlon
                                             ----------------------------------
                                             Name:
                                             Title: